Securities Act of 1933 Registration No. 2-68483

Investment Act of 1940 Registration No. 881-3079

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A-A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 /X/

Pre-Effective Amendment No. _______ [ ]

Post-Effective Amendment No. 23 [X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 /X/

Amendment No. 25 [X]

NORTHEAST INVESTORS GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

50 Congress Street
Boston, Massachusetts 02109
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (617) 523-3588

William A. Oates, Jr.
President
Northeast Investors Growth Fund
50 Congress Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)

Copies to:

Thomas J. Kelly, Esquire
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
One Financial Center
Boston, Massachusetts 02111

                  It is proposed that the filing will become effective under Rule 485:

                  [ ] Immediately  upon filing pursuant to paragraph (b), [X] On
                  ____________ pursuant to paragraph (b), [ ] 60 days after filing pursuant to paragraph (a)(1), [ ] On ____________ pursuant to paragraph (a)(1), [ ] 75 days after filing pursuant to paragraph (a)(2).

                  If appropriate, check the following box:

[  ]     This post-effective amendment designates a new effective date for a previously filed post-effective
         amendment.

         The sole purpose of this Post-Effective Amendment is to file the enclosed Consent of Legal Counsel.






                         NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

Dear Investor:

     Thank you for your interest in Northeast Investors Growth Fund. Since its inception in October 1980, Northeast Investors Growth Fund has helped people meet their long-term financial goals such as retirement or educational needs. Northeast Investors Growth Fund is a professionally managed common stock fund that seeks to produce long term growth of both capital and future income for its shareholders.

     Over the years, it has been exciting to watch the Fund increase both in terms of assets and the number of shareholders. Many have found Northeast Investors Growth Fund of interest because of its conservative investment style and because of the investment flexibility inherent in a small fund. Others have felt it significant that the officers of the fund have made substantial investments of their own money in shares of the fund itself, a condition not often experienced in the mutual fund industry. Clearly, my own sizeable investment in the growth fund means that I have a vital interest in its investment record and ultimate success.

     Further, there is no sales charge or commission to purchase or redeem shares and no 12B-1 expense. Northeast Investors Growth Fund is a true no-load mutual fund.

     Everything you need to begin investing in Northeast Investors Growth Fund is enclosed in this kit. If you would like more information about investing in our fund or help in completing the attached application, please call us at 1-800-225-6704, Monday through Friday, 9:00 a.m. to 5:00 p.m. Eastern time. One of our shareholder service representatives will be happy to answer your questions. The share price for Northeast Investors Growth Fund is quoted daily in the Mutual Funds section of most major newspapers under the heading NeInv Gr. IRA, Keogh and 403-B plans are available upon request.

     I look forward to having you join us in Northeast Investors Growth Fund.

With kind regards,
[GRAPHIC OMITTED][GRAPHIC OMITTED]




William A. Oates, Jr.
President

                              Ticker Symbol-NTHFX.Q


                         NORTHEAST INVESTORS GROWTH FUND
                               50 CONGRESS STREET
                           BOSTON, MASSACHUSETTS 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          SHARES OF BENEFICIAL INTEREST

                                   PROSPECTUS

                                   May 1, 1999

     The Fund's primary investment objective is to produce long-term growth of both capital and future income for its shareholders. The Fund pursues this objective through a flexible policy emphasizing investments in common stocks, generally of large domestic issuers.

     This prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                             Page
OVERVIEW OF THE FUND                          2
   Objectives And Strategies                  2
   Risks.                                     2
   Suitability.                               2
   Performance.                               3
INVESTOR EXPENSES                             3
FINANCIAL HIGHLIGHTS                          4
PORTFOLIO MANAGER                             5
SALES WITHOUT "SALES CHARGE"                  5
SHAREHOLDER INFORMATION                       5
   General Information                        5
   How to Invest                              5
   Investment Plans                           6
   How To Withdraw Your Investment            6
   How to Exchange Your Investment            6
   Dividends and Distributions                7
   Tax Consequences                           7
   Fund Policies                              7
FUND MANAGEMENT                               8
YEAR 2000 COMPLIANCE                          8



                              OVERVIEW OF THE FUND

                            Objectives And Strategies

     The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. To achieve this, the Fund maintains a flexible investment policy, although under normal conditions management expects to be principally invested in common stocks. This policy allows the Fund to pursue its objective through investments in common stocks, corporate bonds and money market instruments. The Fund may also invest in securities convertible into common stocks, warrants and in preferred stocks. Normally, the assets of the Fund will be fully invested at all times except for cash required to meet expenses. The Fund, at times, will make limited use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is not expected to be significant and would in any event be limited to one quarter of the Fund's total assets.

     The Fund will generally invest a major portion of its assets in common stocks whose prices appear to management to be relatively low in relation to one or more of the following attributes of a company: earnings potential, net worth or book value (i.e. net assets) and future stream of dividends. These may include common stocks not currently paying a dividend. From time to time, the Fund may invest in investment grade corporate debt securities of varying maturities.

     The Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper rated in the highest category by either Moody's Investors Service or Standard & Poor's Corporation or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable and that therefore the Fund should adopt a temporary defensive policy. During such a period the Fund may not achieve its growth objective.

                                     Risks.

     Portfolio Risks. The Fund's major risks are those commonly associated with stock investing. As with any growth mutual fund that invests in stocks, these include the potential for the depreciation in the value of your investment resulting from the changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in. Convertible securities may be affected by the same factors, and debt securities are subject to credit risk and the risk of adverse upward movements in interest rates. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected. When you sell your shares of a fund, they could be worth less than what you paid for them.

     Leverage. Investment gains made with borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested. Leverage can, therefore, involve additional risk.

                                  Suitability.

     The Fund may be appropriate for investors who seek one or more of the following:

     o   capital appreciation of their investment over the long-term

     o a fund emphasizing established companies with consistent earnings growth

     You should also consider the following:

     o an investment in the Fund should be part of a balanced investment program

     o the Fund is generally for investors with longer-term investment horizons

     o there is a risk that you could lose money by investing in the Fund and there is no assurance that it will achieve its investment objectives

     o Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC

                                  Performance.

     The following performance related information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing its average annual return with the Standard & Poor's 500 Index. Past performance does not guarantee future results.

     The following bar chart shows the Fund's annual total return for each of the ten years ended December 31, 1998:


     Best quarter:  4th quarter 1998, up 27.50%
     Worst quarter:  3rd quarter 1998, down -13.96%

                         Periods Ended December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
                 One      Five      Ten   Life of Fund
                Year      Years    Years (since Oct. 27, 1980)

The Fund       33.34%    25.48%   19.30%     15.58%

Standard & Poor's
500 Index1     28.58%    24.00%   19.14%     16.88%



                                INVESTOR EXPENSES
     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                Shareholder Fees
                    (Fees Paid Directly From Your Investment)

Maximum Sales Charge
(Load) Imposed on Purchases                       None

Maximum Deferred Sales Charge (Load)              None

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends                   None

Redemption Fee                                    None




1 The unmanaged Standard & Poor's Index is shown for comparative purposes only.



                         Annual Fund Operating Expenses
                  (Expenses That Are Deducted From Fund Assets)

Management Fees                                  .57%

Distribution (12b-1 Fees)                        None

Other Expenses                                   .37%
-------------------------------------------------------------------------------------------------------------------------------



Total Annual Fund Operating Expenses             .94%



Example

     This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds based on the Fund's actual 1998 expenses.

     The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:


      1 year      3 years    5 years    10 years
        $96        $300       $520       $1,155



                              FINANCIAL HIGHLIGHTS

     The financial highlights table is intended to help you understand the Fund's financial performance for the past 10 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

     This information has been audited by PricewaterhouseCoopers LLP, Independent Accountants, for the years ended December 31, 1993 through December 31, 1998 and by Ernst & Young LLP for the years ended December 31, 1989 through December 31, 1992. The report of PricewaterhouseCoopers LLP on the financial statements and financial highlights for the year ended December 31, 1998 is included in the Statement of Additional Information which is available upon request and without charge.


    Years Ended December 31
Per Share Data           1998     1997     1996     1995    1994     1993     1992~    1991~   1990~     1989~

Net asset value:
 Beginning of period    $15.84   $12.15   $10.59    $8.13  $8.37    $9.70    $10.37   $7.81    $7.89    $6.09

Income From Investment
 Operations:
Net investment income     0.05      .06      .05      .07    .06      .07       .07     .09      .09      .08
Net realized and
 unrealized gain (loss)
 on investments           5.18     4.46     2.54     2.90   (.07)     .16      (.15)   2.77      .03     1.91
 operations               5.23     4.52     2.59     2.97   (.01)     .23      (.08)   2.86      .12     1.99
Less Distributions:
 Net investment income.   (.05)    (.06)    (.05)    (.07)  (.06)    (.07)     (.07)   (.12)    (.09)    (.09)
 Capital gains           (0.55)    (.77)    (.98)    (.44)  (.17)   (1.49)     (.52)   (.18)    (.11)    (.10)
                           ____     ____     ____     ____   ____    _____     _____    ____     ____    _____

Total Distributions      (0.60)    (.83)   (1.03)    (.51)  (.23)   (1.56)     (.59)   (.30)    (.20)    (.19)
                         _____     ____    _____    _____   ____     ____      ____    ____     ____     ____
Net asset value:
 End of period          $20.47    $15.84  $12.15   $10.59  $8.13    $8.37     $9.70  $10.37    $7.81    $7.89
                         _____     _____   _____    _____  _____    _____     _____  ______    _____    _____
                         _____     _____   _____    _____  _____    _____     _____  ______    _____    _____

Total Return             33.34%    37.28%  24.60%   36.46%  (.07%)   2.44%     (.73%) 36.91%    1.52%   32.73%
Ratios  &   Supplemental   Data
Net  assets  end  of
period(1,000's omitted)$211,259  $108,590 $60,275  $48,337 $35,459 $38,694   $42,609 $40,873  $27,189  $27,205
Ratio of operating
 expenses to average
 net assets               0.94%      .97%   1.21%    1.37%   1.53%   1.45%     1.42%    1.50%   1.74%    1.77%
Ratio of net investment
 income to average
 net assets                .44%     .45%     .47%     .74%    .74%    .62%      .71%    1.02%   1.19%    1.11%
Portfolio turnover rate  18.54%   16.36%   25.27%   26.53%  25.55%  35.14%    28.91%   15.63%  37.18%   22.97%

   ~  Audited by other Auditors
   #  All per share data as of December 31, 1996 and earlier has been restated to reflect a 3 for 1 stock split effective
      September 25, 1997.



                                PORTFOLIO MANAGER
     William A. Oates, Jr. is the portfolio manager of the Fund. He has been the portfolio manager of the Fund since its inception in 1980. Mr. Oates is assisted in his portfolio manager's responsibilities by Gordon C. Barrett, the Treasurer of the Fund.

                          SALES WITHOUT "SALES CHARGE"
     The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fees". The purchase of shares of numerous other mutual funds requires the investor to pay a substantial amount for a selling commission and related expenses. This reduces the net amount invested which the Fund actually receives.

                             SHAREHOLDER INFORMATION
                               General Information
     For account, product and service information, please use the following web site, phone number or address: o For information over the Internet, visit the Fund's web site at www.Northeastinvestors.com o For information over the phone use
1-800-225-6704
     o   For information by mail please use
              Northeast Investors Growth Fund
              50 Congress Street
              Boston, MA  02109

     The different ways to set up (register) your account with the Fund are listed in the following table.

Individual or Joint Tenant
     For your general investment needs
-------------------------------------------------------------------------------

Retirement
     For tax-advantaged retirement savings o Traditional Individual Retirement Accounts (IRAs) o Roth IRAs o Roth Conversion IRAs o Rollover IRAs o Educational IRAs o Keogh Plans o SIMPLE IRAs o Simplified employee Pension Plans (SEP-IRAs) o 403(b) Custodial Accounts
-------------------------------------------------------------------------------



Giftsor Transfers to a Minor (UGMA,  UTMA) To invest for a child's  education or other future needs
-------------------------------------------------------------------------------

Trust
     For money being invested by a trust
-------------------------------------------------------------------------------

Business or Organization
     For investment needs of corporations, associations, partnerships or other groups

How to Invest
     Your initial investment must be accompanied by a completed Application, in the form attached to this Prospectus. You may purchase shares of the Fund at their per share net asset value next determined after the Fund or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Fund computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the number of shares outstanding. Net asset value is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

     Short-term or excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders, including exchanges, particularly from market timers or investors who, in the Fund's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.

     When you place an order to buy shares, note the following:
     o The minimum initial investment in the Fund for each account is $1,000 or $500 for IRAs.
     o   Checks must be drawn on U.S. banks.
     o   The Fund does not accept cash.
     o Purchase orders may be sent directly or through an authorized broker or an other authorized agent.
     o There is no minimum for subsequent investment either by mail, telephone or exchange.
     o   There is a $100,000 maximum for telephone investments.

     You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund's automatic investment plan regular deductions (minimum $50) will be made from your bank checking account.

                                Investment Plans
     The Fund offers shareholders tax-advantaged retirement plans, including a Prototype Defined Contribution Plan for sole proprietors, partnerships and corporations, Individual Retirement Accounts, and 403(b) Retirement Accounts. Details of these investment plans are available from the Fund at the address shown on the cover of this Prospectus.

                         How To Withdraw Your Investment
     You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, you will be sent an amount equal to the net asset value of the redeemed shares. This will be the net asset value next determined at the close of the New York Stock Exchange after the redemption request has been received.

     A redemption request will be considered to have been received in "good order" if it meets the following requirements: o The request is in writing, indicates the number of shares to be redeemed and identifies your account.
     o You also send in any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered.
     o For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. A notary public is not an acceptable guarantor.
     o In the case of corporations, executors, administrators, trustees or other organizations you enclose evidence of authority to sell.
     o If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been collected up to a maximum of 15 days.
     o A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days.
     o Telephone redemptions will not be made (unless confirmed in writing on the same day).
     o Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted.

     No specific election is required in the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

     The Fund reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

     If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

                         How to Exchange Your Investment
     An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

     As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

     However, you should note the following policies and restrictions governing exchanges:
     o You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number o Before exchanging into a fund, read its prospectus o Exchanges may have tax consequences for you o Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year
     o The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information
     o Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected

   The funds may terminate or modify the exchange privileges in the future.

                           Dividends and Distributions
     The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

     When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:

     (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option.
     (2) Income-Earned Option. Your capital gains distributions will be automatically reinvested in additional shares of the Fund. Your dividends will be paid in cash.
     (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

     If you elect to receive the distributions paid in cash by check and the U.S. Postal Service does not deliver your checks for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

                                Tax Consequences
     As with any investment, your investment in the Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

     Taxes on Distributions. Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

     For federal tax purposes, the Fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

     Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

     Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them.

                                  Fund Policies
     The following policies apply to you as a shareholder.

     Statements and reports that the Fund sends to you include the following: o Confirmation statements after transactions affecting your account balance.
     o   Financial reports (every six months).

     When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 31% of your taxable distributions and redemptions.

                                 FUND MANAGEMENT
     Northeast Management & Research Company, Inc. ("NMR") is the Fund's investment manager. As the manager, NMR is responsible for choosing the fund's investments and handling the general affairs of the Fund. NMR is subject to the general supervision of the Fund's Trustees.

     NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. Mr. Oates is President of NMR and has been principally responsible for its day-to-day management.

     NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

     The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month. This fee is higher than that charged by advisers to many other funds with similar objectives and policies.

                              YEAR 2000 COMPLIANCE
     The Fund has completed evaluation and testing of its internal systems for year 2000 compliance. The year 2000 issue relates to systems designed to use two digits rather than four to define the applicable year. Based upon the results of the evaluation and testing the Fund believes that the year 2000 issue will not pose significant operational problems with respect to its own systems. The Fund is working with vendors and service providers to evaluate and test, where appropriate, their year 2000 readiness; third parties are not subject to the Fund's control and, as a result, the Fund cannot currently determine to what extent it might be affected by the manner in which they address their own year 2000 issues. Expenses relating to this issue have not been, and are not expected to be, material to the Fund and its shareholders. The Fund's portfolio securities may also be subject to the risk that their issuers, or third parties upon which such issuers rely, experience problems with year 2000 readiness.

                              FOR MORE INFORMATION
     You can find additional information about the Fund in the following documents:

     STATEMENT OF ADDITIONAL INFORMATION. (SAI). The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (is legally part of this prospectus).

     ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during its last fiscal year.

     You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

     Northeast Investors Growth Fund
     50 Congress Street
     Boston, MA 02109
     (800) 225-6704     (617) 523-3588

     You can also review and copy information about the Fund at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-800-SEC-0300 for information about the operation of the Public Reference Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

     The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

       NORTHEAST INVESTORS GROWTH FUND
                               50 Congress Street
                           Boston, Massachusetts 02109
                                 (800) 225-6704
                                 (617) 523-3588

                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 1999


This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 1999 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address. This Statement of Additional Information is not a Prospectus.



              TABLE OF CONTENTS                 Page

The Fund                                         B-2
Investment Restrictions                          B-2
Trustees and Officers                            B-4
Advisory and Service Contract                    B-5
Custodian and Independent Accountants            B-5
Brokerage                                        B-6
Price and Net Asset Value                        B-6
Shareholder Plans                                B-7
Tax-Advantaged Retirement Plans                  B-7
Dividends, Distributions & Federal Taxes         B-9
Capital Shares                                   B-10
Historical Performance Information               B-10
Financial Statements                             B-12

                                    THE FUND


         Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management investment company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

                             INVESTMENT RESTRICTIONS

         The Fund's objective is to produce long-term growth of both capital and future income for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

         In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not:

                  1. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer (other than obligations of the U.S. Government and its instrumentalities);

                  2. purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio;

                  3. purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company;

                  4. purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry;

                  5. invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a record;

                  6. buy any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain securities equivalent in kind and amount to the securities sold without incurring additional costs) or purchase or sell puts or calls, or combinations thereof;

                  7. invest in companies for the purpose of exercising control or management;

                  8. buy or sell real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities;

                  9.       underwrite securities issued by others;

                  10. make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets) . However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not exceed 33-1/3% of the total assets of the Fund;

                  11. purchase or retain securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer.

                  12, issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.

         In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more than 10% of the Fund's net assets being invested in such securities.

         The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

         The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 1998 and 1997 the rates of total portfolio turnover were 18.54% and 16.36% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

                              TRUSTEES AND OFFICERS

         The Trustees of the Fund are Ernest E. Monrad, William A. Oates, Jr., Robert B. Minturn, Jr., John R. Furman and John C.Emery. Under Massachusetts law, the Trustees are generally responsible for the management of the Fund, including supervision of the Fund's investment manager. The following table provides certain information about the Fund's Trustees and officers:


Name, Address and Age               Position(s) Held with Fund    Principal Occupation(s)
                                                                  During Last 5 Years

William A. Oates, Jr.*              President and Trustee         President and Trustee of Fund
50 Congress Street
Boston, MA
Age 56

Ernest E. Monrad*                   Chairman of the Trustees,     Chairman and Trustee of
50 Congress Street                  Assistant Treasurer and       Northeast Investors Trust
Boston, MA                          Trustee
Age 68

Robert B. Minturn, Jr.*             Vice President, Clerk and     Clerk and Trustee of
50 Congress Street                  Trustee                       Northeast Investors Trust
Boston, MA
Age 59

Gordon C. Barrett                   Vice President and Treasurer  Executive Vice President and
50 Congress Street                                                Treasurer of Northeast
Boston, MA                                                        Investors Trust
Age 42

John R. Furman                      Trustee                       Chairman and Director, Furman
32 Manning Road                                                   Lumber  Company
Billerica, MA
Age 81

John C. Emery                       Trustee                       Partner, Law Firm of Sullivan
One Post Office Square                                            & Worcester
Boston, MA
Age 68


         *Indicates a Trustee who is an "interested person" under the Investment Company Act of 1940, as amended.

         The  following   chart   provides   information   concerning  the  1998
compensation of the Fund's Trustees and the officer of the Fund who received in excess of $60,000 in compensation from the Fund in 1998

                                                     Pension and
                                                     Retirement Benefits                         Total Compensation
                                                     Received as Part of   Estimated Annual      from Fund and Fund
                               Aggregate             Fund Expenses         Benefit Upon          Complex Paid to
Name of Person, Position       Compensation from                           Retirement            Trustees
                               the Fund
William A. Oates,                        -0-               -0-                     -0-                   -0-

President and Trustee
Ernest E. Monrad,                        -0-               -0-                     -0-                   -0-

Chairman of the Trustees,
Assistant Treasurer and
Trustee
Robert B. Minturn, Vice                  -0-               -0-                     -0-                   -0-
President, Clerk and Trustee
Gordon C. Barrett, Treasurer         $86,000            $4,082                     -0-           Not Applicable
John R. Furman, Trustee             $  4,000               -0-                     -0-                  $4,000
John C. Emery, Trustee              $  4,000               -0-                     -0-                 $ 4,000


         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on February 18, 1999 was 179,622.75 shares (1.6%).

                          ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays the Fund's executive and certain administrative salaries and rent, with the following expenses borne by the Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any, (g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian, (j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

         For 1998,1997 and 1996, respectively, the advisory fee was $834,910, $462,146, and $352,644.

                      CUSTODIAN AND INDEPENDENT ACCOUNTANTS

         The custodian for the Fund is Investors Bank & Trust Company, 200 Clarendon Street , Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

         The independent accountants for the Fund are PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts. PricewaterhouseCoopers LLP audits the Fund's annual financial statements included in the annual report to shareholders, reviews the Fund's filings with the Securities and Exchange Commission on Form N-lA and prepares the Fund's federal income and excise tax returns.

                                    BROKERAGE

         Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with statistics, other information and wire and other services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 1998, 1997 and 1996 the Fund paid brokerage commissions of $109,897, $52,143 and $38,395 respectively. The difference in commissions paid was principally because of the increasing size of the Fund.

                            PRICE AND NET ASSET VALUE

         It is the current policy of the Fund that the public offering price of shares of the Fund equal their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

                                SHAREHOLDER PLANS

Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an Open Account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his Account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's Open Account. Shares held in an Open Account may be redeemed as described in the Prospectus under "How to Withdraw Your Investment". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining an Open Account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.

                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         Investors Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Prototype Defined Contribution Plan

         The Fund offers a Prototype Defined Contribution Plan suitable for adoption by businesses conducted as sole proprietorships, partnerships or corporations.

         The employer establishes a Prototype Defined Contribution Plan by completing an adoption agreement specifying the desired plan provisions. The adoption agreement offers flexibility to choose appropriate coverage, eligibility, vesting and contribution options subject to the requirements of law. Under a supplement to the Prototype Defined Contribution Plan, an employer may establish a salary reduction or 401(k) plan.

Individual Retirement Account (IRA)and Roth IRA

         An individual may open his own Individual Retirement Account (IRA) or Roth IRA using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable.

403(b) Retirement Account

         Certain charitable and educational institutions may make contributions to a 403(b) Retirement Account on behalf of an employee. The employee may enter into a salary reduction agreement with the employer providing for the employee to reduce his pay by the amount specified in the agreement and for the employer to contribute such amount to the employee's 403(b) Retirement Account. Funds in the account may generally be withdrawn only upon the participant's reaching age 59 1/2 or his termination of employment, financial hardship, disability, or death.

                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carry forwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 31% of distributions withheld by the Fund.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.

                             ADDITIONAL INFORMATION

                               SECURITIES LENDING

         The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash or cash equivalents (e.g. U.S. Government obligations) as collateral in an amount at least equal to 100% of the current market value of the loaned securities. The collateral will generally be held in the form received, although cash may be invested in securities issued or guaranteed by the U.S. Government and/or irrevocable stand-by letters of credit. By reinvesting cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

                              REPURCHASE AGREEMENTS

         The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

         In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize uninvested cash. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their cost to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowings at all. Under the Investment Company Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                 CAPITAL SHARES

         The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the obligations of such instruments are not binding upon any of the Trustees or shareholders individually but are binding only upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                [OBJECT OMITTED]


         Where:

         P =      a hypothetical initial payment of $1,000
         n =      number of years
         ERV =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment of all dividends and distributions. The Fund may also advertise total return (a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total return for the one, five and for year periods ended December 31, 1998 are set forth in the Prospectus.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1] Where:

         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.

         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare performance to performance as reported by other investments, indices and averages.

                              FINANCIAL STATEMENTS

The following financial  statements are included in this Statement of Additional
Information:

         1.       Report of PricewaterhouseCoopers LLP, Independent Accountants

         2.       Schedule of Investments as of December 31, 1998

         3.       Statement of Assets and Liabilities as of December 31, 1998

         4.       Statement of Operations for the Year Ended December 31,1998

         5. Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1998

         6.       Notes to Financial Statements for the year ended December 31,
                  1998



Schedule of Investments
December 31, 1998

Common Stocks

                                                                  Number of           Value             Net
Name  of Issuer                                                      Shares        (Note B)          Assets
Automobile & Truck
    General Motors Corporation...............................       12,200   $     858,575            0.4%

Banks
     BankBoston Corporation*..................................      126,000       4,906,125
     Chase Manhattan Corporation..............................       23,800       1,624,350
     Fifth Third Bancorp......................................       42,325       3,018,302
     First American Corporation...............................       26,400       1,171,500
     First  Security Corporation..............................      103,175       2,411,716
     Fleet Financial Group, Inc...............................       65,600       2,931,500
     J P Morgan & Company.....................................       24,500       2,597,000
     Mellon Bank Corporation..................................       94,700       6,510,625
     National Bancorp of Alaska, Inc..........................       32,000       1,080,000
     Republic Security Corporation............................      191,456       2,321,404
     Washington Mutual, Inc...................................      164,050       6,264,659
     Zions Bancorporation.....................................      107,100       6,680,362
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 41,517,543           19.7%
Biotechnology
-----------------------------------------------------------------------------------------------------------------------------------
     Entremed, Inc.^..........................................       22,200         466,200
     Pioneer Hi-Bred International, Inc.......................       63,500       1,682,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  2,148,950            1.0%
  Chemical
-----------------------------------------------------------------------------------------------------------------------------------
     Cabot Corporation........................................       33,000         921,937
     Monsanto Company.........................................       46,000       2,162,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  3,083,937            1.5%
Computer  & Data Processing
-----------------------------------------------------------------------------------------------------------------------------------
     Dell Computer Corporation^...............................       43,400       3,176,337
     EMC Corporation^.........................................       33,600       2,856,000
     Hewlett-Packard Company..................................       15,900       1,089,150
     International Business Machines..........................       16,400       3,023,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 10,145,237            4.8%
Computer Software & Services
-----------------------------------------------------------------------------------------------------------------------------------
     America Online, Inc.^....................................       60,000       9,600,000
     Microsoft Corporation^*..................................       48,000       6,657,000
     Parametric Technology Corporation^.......................       36,200         592,775
     Saville Systems Ireland Spons ADR^.......................       19,200         364,800
     Yahoo!, Inc^.............................................        9,800       2,321,987
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 19,536,562            9.3%
Cosmetics & Toiletries
-----------------------------------------------------------------------------------------------------------------------------------
     Gillette Company*........................................       52,200       2,495,813            1.2%

                                                                                   Market          Percent of
                                                                                   Value           Net
Name  of Issuer                                                      Shares        (Note B)          Assets
-----------------------------------------------------------------------------------------------------------------------------------
Diversified Operations
-----------------------------------------------------------------------------------------------------------------------------------
     General Electric Company.................................       64,100   $   6,542,206
     Philip Morris Companies, Inc.............................       19,900       1,069,625
     Triarc Companies^........................................       50,000         800,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  8,411,831            4.0%
Drug Stores
-----------------------------------------------------------------------------------------------------------------------------------
     CVS Corporation..........................................       41,800       2,299,000            1.1%

Electronics
-----------------------------------------------------------------------------------------------------------------------------------
     Cisco Systems, Inc.^.....................................       68,950       6,399,422
     Intel Corporation........................................       37,400       4,434,238
     Lucent Technologies, Inc.................................       30,400       3,344,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 14,177,660            6.7%
Entertainment
-----------------------------------------------------------------------------------------------------------------------------------
     Carnival Corporation.....................................       29,800       1,430,400
Time Warner, Inc..............................................      107,400       6,665,513
Walt Disney Company*..........................................      155,000       4,611,250
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 12,707,163            6.0%
Financial Services
-----------------------------------------------------------------------------------------------------------------------------------
     American Express Company.................................       28,800       2,944,800
     Donaldson, Lufkin, & Jenrette, Inc.......................       37,600       1,541,600
     Eaton Vance Corporation..................................      123,400       2,575,975
     H &R Block, Inc.............................................    10,200       459,000
     Morgan Stanley Dean Witter & Co..........................       43,410       3,082,110
     Paine Webber Group, Inc..................................       34,500       1,332,562
     State Street Corporation.................................       45,200       3,152,700
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 15,088,747            7.1%
Food & Beverage
-----------------------------------------------------------------------------------------------------------------------------------
     Coca-Cola Company........................................       52,300       3,504,100
     Pepsico, Inc.............................................       40,000       1,635,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                  5,139,100            2.4%
Health Care
-----------------------------------------------------------------------------------------------------------------------------------
     American Home Products Corporation.......................       29,200       1,646,150
     Johnson & Johnson........................................       26,200       2,197,525
     Warner Lambert Company...................................       59,575       4,479,295
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  8,322,970            3.9%
Household Products
-----------------------------------------------------------------------------------------------------------------------------------
     Procter & Gamble Company*................................       35,300       3,223,331            1.5%


-----------------------------------------------------------------------------------------------------------------------------------
Industrial Services & Manufacturing
-----------------------------------------------------------------------------------------------------------------------------------
     Caterpillar, Inc.........................................       23,000   $   1,058,000             .5%
Insurance
-----------------------------------------------------------------------------------------------------------------------------------
     American International Group, Inc........................     21,037.5       2,032,748
     Chubb Corporation........................................       59,200       3,833,200
     Ohio Casualty Corporation.....................................  31,400       1,291,325
     St.Paul Companies...........................................    37,900       1,317,025
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  8,474,298            4.0%
Medical Supplies
-----------------------------------------------------------------------------------------------------------------------------------
     Boston Scientific Corporation^...........................       34,000         911,625
     Medtronic, Inc...........................................       25,500       1,894,172
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  2,805,797            1.3%
Office Equipment
-----------------------------------------------------------------------------------------------------------------------------------
     Staples, Inc.^...........................................       68,400       2,988,225
     Xerox Corporation........................................       20,400       2,407,200
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  5,395,425            2.6%
Paper & Forest Products
-----------------------------------------------------------------------------------------------------------------------------------
     Fort James Corporation...................................       22,400         896,000            0.4%

Petroleum, Coal & Gas
-----------------------------------------------------------------------------------------------------------------------------------
     Chevron Corporation......................................       26,700       2,214,431
     Exxon Corporation........................................       18,700       1,367,438
     Mobil Corporation........................................        7,000         609,875
     Royal Dutch Petroleum....................................       40,000       1,915,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  6,106,744            2.9%
Pharmaceuticals
-----------------------------------------------------------------------------------------------------------------------------------
     Abbott Laboratories......................................       30,600       1,499,400
     Bristol Myers Squibb Company.............................       29,900       4,000,994
     EliLilly & Company..........................................    46,100       4,097,138
     Glaxo Wellcome PLC-Spons ADR.............................       19,900       1,383,050
     Merck & Company, Inc.*...................................       33,300       4,911,750
     Pfizer, Inc.*............................................       47,150       5,893,750
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 21,786,082           10.3%
Precision Instruments
-----------------------------------------------------------------------------------------------------------------------------------
     Eastman Kodak Company....................................       14,300       1,029,600            0.5%

Publishing & Printing
-----------------------------------------------------------------------------------------------------------------------------------
     McGraw-Hill Companies, Inc...............................       21,400       2,180,125
     New York Times Company-Class A...........................       35,000       1,214,063
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  3,394,188            1.6%

-----------------------------------------------------------------------------------------------------------------------------------
Real Estate
-----------------------------------------------------------------------------------------------------------------------------------
     Cabot Industrial Trust...................................       68,900   $   1,408,144            0.7%
Recreation & Leisure
-----------------------------------------------------------------------------------------------------------------------------------
     Polaris Industries, Inc..................................       24,700         967,931            0.5%
Retail
-----------------------------------------------------------------------------------------------------------------------------------
     Home Depot, Inc..........................................       44,050       2,695,309
     Wal-Mart Stores, Inc.....................................       48,000       3,909,000
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  6,604,309            3.1%
Telecommunications
-----------------------------------------------------------------------------------------------------------------------------------
     MCI WorldCom, Inc.^......................................       29,800       2,138,150
     Tellabs, Inc.^...........................................       17,500       1,199,844
     Vodafone Group PLC-Spons ADR.............................        6,800       1,095,650
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  4,433,644            2.1%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
                Total Common Stocks (Cost--$131,547,000)                       $ 213,516,581          101.1%

-----------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement                                                   Face
-----------------------------------------------------------------------------------------------------------------------------------
Investors Bank & Trust Company Repurchase Agreement,
4.25% due January 4, 1999 ....................................   $1,617,128       1,617,128             .8%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       Total Repurchase Agreement (Cost--$1,617,128)+                          1,617,128
-----------------------------------------------------------------------------------------------------------------------------------
       Total Investments (Cost--$133,164,128)                                  $215,133,709           101.9%


     +Acquired on December 31, 1998.  Collateralized by $1,698,137 of various U.S. government mortgage-backed securities,
due through 04/01/2022. The maturity value  is $1,617,892. As an operating policy, the Fund, through the   custodian
bank, secures receipt of adequate collateral supporting repurchase agreements --(see Note F)

     *Pledged to collateralize short-term borrowings (See Note G)
     ^Non-income producing.
      ADR stands for American Depository Receipt representing ownership of foreign securities.

Statement of Assets and Liabilities
December 31, 1998
----------------------------------------------------------------------------------------------------------------------------------
Assets
----------------------------------------------------------------------------------------------------------------------------------
Investments--at market value
   (cost $133,164,128)-- Notes B, D &F...   $215,133,709
Dividends and interest receivable........        226,310
Receivable for shares of beneficial
   interest sold.........................      1,362,839
-----------------------------------------------------------------------------------------------------------------------------------

   ..............Total Assets................216,722,858

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Payable for securities purchased.........      5,063,415
Payable for shares of beneficial interest
   repurchased...........................        251,358
Accrued expenses.........................         57,872
Accrued investment advisory fee--........   Note C.
   91,364
-----------------------------------------------------------------------------------------------------------------------------------

   ..............Total Liabilities.......      5,464,009
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets..................................$211,258,849

Net Assets Consist of -- Note B:
Capital paid-in..........................    129,403,302
Undistributed net investment
   income................................         31,789
Distributions in excess of net
   realized gains........................      (144,285)
Net unrealized appreciation of ..........
investments                                   81,968,043
                                             -----------

Net Assets, for 10,325,119 shares
   outstanding...........................   $211,258,849
                                             ===========

Net Asset Value, offering price
   and redemption price per share
   ($211,258,849 / 10,325,119 shares)....         $20.47
                                                  ------


Year Ended December 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Dividends................................   $1,892,251
Interest.................................       21,670
-----------------------------------------------------------------------------------------------------------------------------------

                Total Income.............    1,913,921

Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fee--
      Note C..................    $834,910
Administrative expenses
    and salaries..............     171,450
 Interest-Note G .............     117,847
 Printing, postage
      and stationery..........      68,424
 Computer and
       related expenses.......      44,894
Auditing fees                       35,335
Registration and
      filing fees.............      32,836
 Custodian fees...............      29,730
Legal  fees...................      18,485
 Trustees  fees--Note C........      8,000
 Insurance ...................       2,375
Other expenses................      20,553
-----------------------------------------------------------------------------------------------------------------------------------

                  Total Expenses..........   1,384,839
-----------------------------------------------------------------------------------------------------------------------------------
                 Net Investment Income....     529,082
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain
on Investments -- Note B:
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain from investment
    transactions.........................     5,367,820
Change in unrealized appreciation
    of investments.......................    37,027,890
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain on Investments..................    42,395,710
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase in Net Assets Resulting
   from Operations.......................   $42,924,792
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

 Years Ended December 31,

                                                                     1998              1997
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
From Operations:
   Net investment income.......................................  $      529,082    $     353,060
   Net realized gain from investment transactions............         5,367,820        4,479,634
   Change in unrealized appreciation of investments.........         37,027,890        20,578,841
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
        Net Increase in Net Assets Resulting from
        Operations..........................................         42,924,792       25,411,535

Distributions to Shareholders:
   From net investment income................................          (486,335)        (354,587)
   From net realized gains on investments.....................       (5,203,325)      (4,924,443)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
       Total Distributions....................................       (5,689,660)     (5,279,030)








From Net Fund Share Transactions--Note E......................................                 65,434,064       28,182,395
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
        Total Increase in Net Assets.........................................                 102,669,196      48,314,900
Net Assets:
   Beginning of Period.......................................................                 108,589,653      60,274,753
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
   End of Period (including undistributed net investment income
        of $31,789 and $0, respectively).....................................                 $211,258,849      $108,589,653



Note A--Organization
     Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, series-type management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

Note B--Significant Accounting Policies
     Significant accounting policies of the Fund are as follows:
     Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.
     Security Transactions: Investment security transactions are recorded on the date of purchase or sale.  Net realized gain or loss
on sales of investments is determined on the basis of identified cost.
     Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.
     State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.
     Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.
     Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.
     Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C--Investment Advisory and Service Contract
     The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3/4 of 1% of the next $20,000,000 and 1/2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment. All trustees except Messrs. John R. Furman and John C. Emery are officers or directors of the Advisor. The compensation of all disinterested trustees of the Fund is borne by the Fund.

Note D--Purchases and Sales of Investments
     The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $94,638,786 and $27,569,771, respectively, for the year ended December 31, 1998.


Note E--Shares of Beneficial Interest
     At December 31, 1998, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                                                            Years Ended December 31,
                                                                      1998                           1997
                                                          ----------------------------   ----------------------------

                                                            Shares         Amount           Shares        Amount
                                                          ------------   -------------   ------------   -------------
Shares sold..........................................      6,132,271       $111,339,313   2,382,373       $67,324,344
Shares resulting from 3 for 1 stock split..............                                   3,977,737
Shares issued to shareholders in reinvestment of
   distributions from net investment income and
   realized gains from security transactions...........    274,986         5,161,310      310,254         4,955,941
                                                          ------------   -------------   ------------   -------------
                                                          6,407,257       116,500,623    6,670,364       72,280,285

Shares repurchased...................................... (2,939,702)     (51,066,559)   (1,466,724)     (44,097,890)
                                                          ------------   -------------   ------------   -------------
   Net Increase ........................................  3,467,555       $65,434,064    5,203,640       $28,182,395
                                                          ============   =============   ============   =============

Note F--Repurchase Agreement
     On a daily basis, the Fund invests uninvested cash balances into repurchase agreements secured by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Note G--Short-term Borrowings
     Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 1998, the Fund had unused lines of credit amounting to $10,000,000.
     The following information relates to aggregate short-term borrowings during the year ended December 31, 1998: Average amount outstanding (total of daily outstanding principal balances divided by
     number of days during the year)............                   $1,599,763
Weighted average interest rate (actual interest expense on short-term borrowing
divided by average short-term borrowings outstanding)..........           6.72%

Note H-Other Tax Information
     For federal income tax purposes, the cost of investments owned at December 31, 1998 was $133,164,128. At December 31, 1998, gross unrealized appreciation of investments was $84,775,140 and gross unrealized depreciation was $2,805,559, resulting in net unrealized appreciation of $81,969,581.

Note I-Securities Lending
     The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash or securities as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 1998, the value of securities loaned and the value of collateral were $21,723,294 and $22,433,200, respectively. During the year ended December 31, 1998, income from securities lending amounted to $9,153 and is included in interest income.


To the Shareholders and Trustees of
Northeast Investors Growth Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Northeast Investors Growth Fund (hereafter referred to as the "Fund") at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in comformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial highlights") are the responsiblity of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.







PricewaterhouseCoopers LLP

Boston, Massachusetts

February 9, 1999

                     CONSENT OF LEGAL COUNSEL



         We consent to the use of our legal opinion in the registration statement (Form N-1A) of Northeast Investors Growth Fund, Inc. (1933 Act File No. 2-68483 and 1940 Act File No. 811-3074) for the registration of an indefinite number of shares of its beneficial interest and to the reference to our firm under the caption "Capital Shares" in the Statement of Additional Information forming a part of such registration statement.



                                            MINTZ, LEVIN, COHN, FERRIS, GLOVSKY
                                 AND POPEO, P.C.

April 21, 1999



                             Signatures

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby represents that this filing meets the requirements for filing under Rule 485(b) and has duly caused this Amendment to its Registration to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of April, 1999.

                         NORTHEAST INVESTORS GROWTH FUND




                                                           William A. Oates, Jr.
                                    President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated:

         Signature                                   Title           Date

S/William A. Oates, Jr.             Trustee and person performing April 28, 1999
William A. Oates, Jr.                       functions of principal executive
                                            officer and principal financial
                                            and accounting officer

S/Robert B. Minturn, Jr.*             Trustee                     April 28, 1999
---------------------------
Robert B. Minturn, Jr.

                                            Trustee               May   13, 1999
S/John C. Emery

                                            Trustee               May   13, 1999
S/John R. Furman

S/Ernest E. Monrad*                   Trustee                     April 28, 1999
Ernest E. Monrad


*By:s/William A. Oates, Jr.
        William A. Oates, Jr.
         Attorney-in-Fact